Exhibit 99.2

                                     [LOGO]

                                   Endurance

                        Endurance Specialty Holdings Ltd.

                          INVESTOR FINANCIAL SUPPLEMENT

                               SECOND QUARTER 2003

--------------------------------------------------------------------------------
Endurance Specialty Holdings Ltd.
Crown House 4 Par-la-Ville Rd.
Hamilton HM 08 Bermuda

Bryan Melgar
Corporate Development and Investor Relations
Phone: (441) 278-0491
Fax: (441) 278-0401
email: bmelgar@endurance.bm
--------------------------------------------------------------------------------

      This report is for information purposes only. It should be read in conjunction with other documents filed by Endurance Specialty Holdings Ltd. with the Securities and Exchange Commission, including the final prospectus filed on February 28, 2003, in connection with our initial public offering (Registration No. 33-102026) and Quarterly Reports on Form 10-Q.

                     Financial Supplement Table of Contents

                                                                            Page
i. Basis of Presentation                                                       i
ii. Organizational Chart of Executive Management                              ii
iii. Organizational Chart of Corporate Structure                             iii

I. Financial Highlights                                                        1

II. Income Statements
    a. Consolidated Statements of Income                                       2
    b. Second Quarter 2003 Consolidated Segment Data                           3
    c. Year to Date 2003 Consolidated Segment Data                             4
    d. HartRe Transaction                                                      5

III. Balance Sheets
    a. Consolidated Balance Sheets                                             6
    b. Return on Equity Analysis - Year to Date                                7
    c. Summary of Investment Portfolio Information                             8

IV. Loss Reserve Analysis                                                      9

V. Share Analysis
    a. Diluted Shares Outstanding                                             10
    b. Earnings Per Share Analysis -- As Reported                             11
    c. Diluted Shares Sensitivity Analysis                                    12
    d. Book Value Per Share Analysis                                          13

Application of the Safe Harbor of the Private Securities Litigation Reform Act of 1995:

Some of the statements in this financial supplement may include forward-looking statements which reflect our current views with respect to future events and financial performance. Such statements may include forward-looking statements both with respect to us in general and the insurance and reinsurance sectors specifically, both as to underwriting and investment matters. Statements which include the words "expect," "intend," "plan," "believe," "project," "anticipate," "seek," "will," and similar statements of a future or forward-looking nature identify forward-looking statements in this financial supplement for purposes of the U.S. federal securities laws or otherwise. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the Private Securities Litigation Reform Act of 1995. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only to the date on which they are made. We undertake no obligation to publicly update or review any forward looking statement, when as a result of new information, future developments or otherwise.

All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or may be important factors that could cause actual results to differ from those indicated in the forward-looking statements. These factors include, but are not limited to, competition, possible terrorism or the outbreak of war, the frequency or severity of unpredictable catastrophic events, changes in demand for insurance or reinsurance, rating agency actions, uncertainties in our reserving process, a change in our tax status, acceptance of our products, the availability of reinsurance or retrocessional coverage, retention of key personnel, political conditions, changes in accounting policies, changes in general economic conditions and other factors described in our Final Prospectus (Registration No. 333-102026), filed with the U.S. Securities and Exchange Commission on February 28, 2003, in connection with our initial public offering.

                        ENDURANCE SPECIALTY HOLDINGS LTD.
                              BASIS OF PRESENTATION

DEFINITIONS AND PRESENTATION

o All financial information contained herein is unaudited, except December 31, 2002 balance sheet data, which was derived from our audited financial statements for the year ended December 31, 2002.

o Unless otherwise noted, all data are in thousands, except for per share, percentage and ratio information.

o On May 16, 2003, Endurance Specialty Holdings Ltd.'s ("Endurance", or the "Company") US Subsidiary, Endurance Reinsurance Corporation of America, completed a transaction with The Hartford Fire Insurance Company and HartRe Company L.L.C. (collectively, "HartRe"), a subsidiary of The Hartford Financial Services Group Inc. ("Hartford", NYSE: HIG), to assume the majority of the in-force reinsurance business of HartRe. The transaction was structured as a bordereaux quota share retrocession of HartRe's reinsurance business, a purchase of renewal rights with respect to such business, and an agreement with respect to the claims handling for the business. The effective date was April 1, 2003. The transaction was accounted for as a purchase method business combination in accordance with SFAS No. 141, "Business Combinations".

o As used in this financial supplement, "common shares" refers to our ordinary shares and class A shares, collectively.

o Operating income represents after-tax operational results excluding, as applicable, after-tax net realized capital gains or losses and after-tax net foreign exchange gains or losses. Operating income is an internal performance measure used by the Company in the management of its operations. Management believes that this performance measure delineates the results of operations of the Company's ongoing businesses in a manner that allows for a better understanding of the underlying trends in the Company's current business.

o Investment yield is calculated by dividing net investment income by average invested assets at amortized cost.

o Endurance Specialty Holdings Ltd., along with others in the industry, uses underwriting ratios as measures of performance. The loss ratio is the ratio of claims and claims adjustment expense to earned premiums. The acquisition expense ratio is the ratio of underwriting expenses (commissions; taxes, licenses and fees; as well as other underwriting expenses) to earned premiums. The general and administrative expense ratio is the ratio of general and administrative expenses to earned premiums. The combined ratio is the sum of the loss ratio, the acquisition expense ratio and the general and administrative expense ratio. These ratios are relative measurements that describe for every $100 of net premiums earned or written, the cost of losses and expenses, respectively. The combined ratio presents the total cost per $100 of earned premium. A combined ratio below 100% demonstrates underwriting profit; a combined ratio above 100% demonstrates underwriting loss.

o GAAP combined ratios differ from statutory combined ratios primarily due to the deferral of certain third party acquisition expenses for GAAP reporting purposes and the use of net premiums earned rather than net premiums written in the denominator when calculating the acquisition expense and the general & administrative expense ratios.

o Latest twelve months ("LTM") data is calculated using prior-year fiscal year end data plus current year to date data minus prior-year year to date data. This calculation represents the latest rolling twelve month income statement data as of the period indicated (e.g. 2002 fiscal year gross premiums written = $798.8 million; Six months ended June 30, 2003 gross premiums written = $1,014.8 million; Six months ended June 30, 2002 gross premiums written = $395.2 million; then $798.8 million + $1,014.8 million
      - $395.2 million = $1,418.4 million LTM gross written premiums as of June 30, 2003).

o     NM - Not meaningful; NA - Not Applicable; LTM - Latest twelve months.

                        ENDURANCE SPECIALTY HOLDINGS LTD.
                               ORGANIZATION CHART

--------------------------------------------------------------------------------

                       Endurance Specialty Holdings Ltd.

------------------------------------------------------------------------------------------

      Chairman, President and Chief Executive Officer - Kenneth LeStrange

Chief Financial Officer - James Kroner   Chief Actuary and Chief Risk Officer - David Cash
        General Counsel - John Del Col   Head of Claims - William Fawcett

------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------   -----------------------   -------------------------

  Endurance Reinsurance        Endurance Specialty        Endurance Worldwide
  Corporation of America          Insurance Ltd.           Insurance Limited
        (New York)                                              (London)

President - Steven Carlsen   President - Thomas Bell   Chief Executive Officer -
                                                              Mark Boucher

--------------------------   -----------------------   -------------------------

                        ENDURANCE SPECIALTY HOLDINGS LTD.
                          CORPORATE ORGANIZATION CHART

                              -------------------
                              Endurance Specialty
                                 Holdings Ltd.
                                   (Bermuda)
                              -------------------
                                        |
                                        |
                              -------------------
                              Endurance Specialty
                                 Insurance Ltd.
                                   (Bermuda)
                              -------------------
                                        |
                                        |
          ------------------------------------------------------------
          |                                                           |
          |                                                           |
----------------------                                       -------------------
    Endurance U.S.                                               Endurance
    Holdings Corp.                                           Worldwide Holdings
        (U.S.)                                                 Limited (U.K.)
----------------------                                       -------------------
          |                                                           |
          |                                                           |
----------------------                                       -------------------
         ERCA                                                       EWIL
Endurance Reinsurance                                        Endurance Worldwide
Corporation of America                                        Insurance Limited
                                                                   (U.K.)
----------------------                                       -------------------

                        ENDURANCE SPECIALTY HOLDINGS LTD.
                        CONSOLIDATED FINANCIAL HIGHLIGHTS

                                                                         QUARTER ENDED              SIX MONTHS ENDED
                                                                            JUNE 30,                    JUNE 30,
                                                                    ------------------------    ------------------------
                                                                       2003          2002          2003          2002
                                                                    ----------    ----------    ----------    ----------
                                                                    ----------                  ----------
HIGHLIGHTS         Net income                                       $   66,791    $   31,320    $  117,992    $   34,577
                   Operating income [a]                                 61,301        29,025       106,169        32,567
                   Gross premiums written and acquired                 652,656       264,266     1,014,771       395,187
                   Net premiums earned                                 292,466        75,130       482,119        92,762
                   Total assets                                      3,257,872     1,653,093     3,257,872     1,653,093
                   Total shareholders' equity                        1,547,802     1,210,939     1,547,802     1,210,939
--------------------------------------------------------------------------------------------------------------------------
PER SHARE          Basic earnings per share
AND SHARES DATA       Net income (as reported)                      $     1.03    $     0.52    $     1.92    $     0.58
                      Operating income (as reported) [a]            $     0.95    $     0.48    $     1.72    $     0.54
                   Diluted earnings per share
                      Net income (as reported)                      $     0.99    $     0.52    $     1.85    $     0.58
                      Operating income (as reported) [a]            $     0.91    $     0.48    $     1.66    $     0.54

     As Reported   Weighted average common shares outstanding           64,733        60,000        61,614        60,000
                   Weighted average common shares outstanding
                        and dilutive potential common shares            67,658        60,000        63,771        60,000

     Book Value    Book value [b]                                   $    23.91    $    20.18    $    23.91    $    20.18
     Per Share     Diluted book value (treasury stock method) [b]   $    22.68    $    20.18    $    22.68    $    20.18
--------------------------------------------------------------------------------------------------------------------------
FINANCIAL RATIOS   ROAE, net income                                        4.4%          2.6%          8.5%          2.9%
                   ROAE, operating income                                  4.1%          2.4%          7.7%          2.7%

                   Annualized ROAE, net income                            17.7%         10.6%         17.1%          5.8%
                   Annualized ROAE, operating income                      16.3%          9.8%         15.4%          5.5%
                   Annualized investment yield                             3.3%          3.4%          3.3%          2.7%

                   Loss ratio                                             56.6%         48.3%         55.9%         49.4%

     GAAP          Acquisition expense ratio                              19.7%         16.1%         19.1%         15.9%
                   General and administrative expense ratio                7.9%         10.6%          8.8%         16.6%
                                                                    ----------    ----------    ----------    ----------
                      Combined ratio                                      84.2%         75.0%         83.8%         81.9%

     STAT          Acquisition expense ratio                              20.6%         17.6%         20.6%         17.8%
                   General and administrative expense ratio                3.5%          3.3%          4.2%          4.1%
                                                                    ----------    ----------    ----------    ----------
                      Combined ratio                                      80.8%         69.2%         80.7%         71.3%
                                                                    ----------                  ----------

                                                                    Previous      Previous
                                                                    Quarter     Year to Date
                                                                     Change        Change
                                                                    --------    ------------

HIGHLIGHTS         Net income                                        113.3%        241.2%
                   Operating income [a]                              111.2%        226.0%
                   Gross premiums written and acquired               147.0%        156.8%
                   Net premiums earned                               289.3%           NM
                   Total assets                                       97.1%         97.1%
                   Total shareholders' equity                         27.8%         27.8%
--------------------------------------------------------------------------------------------
PER SHARE          Basic earnings per share
AND SHARES DATA       Net income (as reported)                        97.7%        232.3%
                      Operating income (as reported) [a]              95.8%        217.5%
                   Diluted earnings per share
                      Net income (as reported)                        89.1%        221.1%
                      Operating income (as reported) [a]              87.3%        206.7%

     As Reported   Weighted average common shares outstanding          7.9%          2.7%
                   Weighted average common shares outstanding
                        and dilutive potential common shares          12.8%          6.3%

     Book Value    Book value [b]                                     18.5%         18.5%
     Per Share     Diluted book value (treasury stock method) [b]     12.4%         12.4%
--------------------------------------------------------------------------------------------
FINANCIAL RATIOS   ROAE, net income                                    1.8           5.6
                   ROAE, operating income                              1.6           4.9

                   Annualized ROAE, net income                         7.1          11.2
                   Annualized ROAE, operating income                   6.5           9.9
                   Annualized investment yield                        (0.1)          0.6

                   Loss ratio                                          8.3           6.5

     GAAP          Acquisition expense ratio                           3.6           3.2
                   General and administrative expense ratio           (2.7)         (7.8)
                                                                     -----         -----
                      Combined ratio                                   9.2           1.9

     STAT          Acquisition expense ratio                           3.1           2.8
                   General and administrative expense ratio            0.2           0.1
                                                                     -----         -----
                      Combined ratio                                  11.6           9.4

--------------------------------------------------------------------------------
[a] Operating income represents after-tax operational results excluding, as applicable, after-tax net realized capital gains or losses and after-tax net foreign exchange gains or losses.

[b] For detail calculations please refer to page 13 of this financial supplement.

                        ENDURANCE SPECIALTY HOLDINGS LTD.
                        CONSOLIDATED STATEMENTS OF INCOME

                                                   QUARTER ENDED              SIX MONTHS ENDED
                                                      JUNE 30,                    JUNE 30,           LATEST TWELVE
                                              -----------------------     -----------------------    MONTHS ENDED     YEAR ENDED
                                                2003          2002           2003          2002      JUNE 30, 2003  DEC. 31, 2002
                                              ---------     ---------     ----------     ---------   -------------  -------------
UNDERWRITING REVENUES
Gross premiums written and acquired           $ 652,656     $ 264,266     $1,014,771     $ 395,187     $1,418,344     $ 798,760
Premiums ceded                                     (307)      (21,493)        (2,368)      (21,493)       (14,717)      (33,842)
                                              ---------     ---------     ----------     ---------     ----------     ---------
                                                652,349       242,773      1,012,403       373,694      1,403,627       764,918
Change in unearned premiums                    (359,883)     (167,643)      (530,284)     (280,932)      (644,781)     (395,429)
                                              ---------     ---------     ----------     ---------     ----------     ---------
Net premiums earned                           $ 292,466     $  75,130     $  482,119     $  92,762     $  758,846     $ 369,489
                                              ---------     ---------     ----------     ---------     ----------     ---------

UNDERWRITING EXPENSES
Losses and loss expenses                      $ 165,531     $  36,293     $  269,676     $  45,864     $  428,267     $ 204,455
Acquisition expenses                             57,481        12,069         92,041        14,777        141,277        64,013
General and administrative expenses              23,077         7,992         42,543        15,421         77,121        49,999
                                              ---------     ---------     ----------     ---------     ----------     ---------
  Total underwriting expenses                   246,089        56,354        404,260        76,062        646,665       318,467
                                              ---------     ---------     ----------     ---------     ----------     ---------
  Underwriting income (loss)                  $  46,377     $  18,776     $   77,859     $  16,700     $  112,181     $  51,022
                                              ---------     ---------     ----------     ---------     ----------     ---------

OTHER OPERATING REVENUE/EXPENSES
Net investment income                            16,666        10,249         31,022        15,867         58,093        42,938
Interest expense                                 (1,173)           --         (2,380)           --         (3,364)         (984)
Amortization of intangibles                        (945)           --         (1,350)           --         (2,159)         (809)
                                              ---------     ---------     ----------     ---------     ----------     ---------
  Total other operating revenue/expenses      $  14,548     $  10,249     $   27,292     $  15,867     $   52,570     $  41,145
                                              ---------     ---------     ----------     ---------     ----------     ---------
INCOME BEFORE OTHER ITEMS                        60,925        29,025        105,151        32,567        164,751        92,167

OTHER
Net foreign exchange gains                        2,088         1,403          4,594         1,118          5,788         2,312
Net realized gains on investments                 3,513           892          7,917           892         13,755         6,730
Income tax benefit                                  265            --            330            --          1,187           857
                                              ---------     ---------     ----------     ---------     ----------     ---------
NET INCOME                                    $  66,791     $  31,320     $  117,992     $  34,577     $  185,481     $ 102,066
                                              =========     =========     ==========     =========     ==========     =========

KEY RATIOS/PER SHARE DATA
Loss ratio                                         56.6%         48.3%          55.9%         49.4%          56.4%         55.3%
Acquisition expense ratio                          19.7%         16.1%          19.1%         15.9%          18.6%         17.3%
General and administrative expense ratio            7.9%         10.6%           8.8%         16.6%          10.2%         13.6%
                                              ---------     ---------     ----------     ---------     ----------     ---------
Combined ratio                                     84.2%         75.0%          83.8%         81.9%          85.2%         86.2%
                                              =========     =========     ==========     =========     ==========     =========

Weighted average basic shares outstanding        64,733        60,000         61,614        60,000         59,505        58,699
Weighted average diluted shares outstanding      67,658        60,000         63,771        60,000         60,743        58,858

Basic EPS                                     $    1.03     $    0.52     $     1.92     $    0.58     $     3.12     $    1.74
Diluted EPS                                   $    0.99     $    0.52     $     1.85     $    0.58     $     3.05     $    1.73

ROAE                                                4.4%          2.6%           8.5%          2.9%          13.4%          8.6%

                        ENDURANCE SPECIALTY HOLDINGS LTD.
                            CONSOLIDATED SEGMENT DATA
                       FOR THE QUARTER ENDED JUNE 30, 2003

                            Property Per      Property      Casualty      Property     Casualty       Other
                             Risk Treaty    Catastrophe      Treaty      Individual   Individual    Specialty        Total
                             Reinsurance    Reinsurance   Reinsurance       Risk         Risk         Lines         Company
                             -----------    -----------   -----------    ----------   ----------    ---------       -------
UNDERWRITING REVENUES
Gross premiums written
  and acquired                 $222,412        $65,838      $118,929      $23,155      $69,430      $152,892       $652,656
                               --------        -------      --------      -------      -------      --------       --------
Net premiums written            222,412         65,838       118,895       22,882       69,430       152,892        652,349
                               --------        -------      --------      -------      -------      --------       --------
Net premiums earned              78,255         43,473        73,449       16,813       38,451        42,025        292,466
                               --------        -------      --------      -------      -------      --------       --------

UNDERWRITING EXPENSES
Losses and loss expenses         45,047          5,151        49,407        7,873       26,560        31,493        165,531
Acquisition expenses             22,143          4,253        19,860        1,670        4,012         5,543         57,481
General and administrative
  expenses                        6,366          2,438         4,052        1,046        3,626         5,549         23,077
                               --------        -------      --------      -------      -------      --------       --------
Total expenses                   73,556         11,842        73,319       10,589       34,198        42,585        246,089
                               --------        -------      --------      -------      -------      --------       --------

UNDERWRITING INCOME (LOSS)     $  4,699        $31,631      $    130      $ 6,224      $ 4,253         ($560)      $ 46,377
                               ========        =======      ========      =======      =======      ========       ========

GAAP RATIOS
Loss ratio                         57.6%          11.8%         67.3%        46.8%        69.1%         74.9%          56.6%
Acquisition expense ratio          28.3%           9.8%         27.0%         9.9%        10.4%         13.2%          19.7%
General and administrative
  expense ratio                     8.1%           5.6%          5.5%         6.2%         9.4%         13.2%           7.9%
                               --------        -------      --------      -------      -------      --------       --------
Combined ratio                     94.0%          27.2%         99.8%        62.9%        88.9%        101.3%          84.2%
                               ========        =======      ========      =======      =======      ========       ========

STATUTORY RATIOS
Loss ratio                         57.6%          11.8%         67.3%        46.8%        69.1%         74.9%          56.6%
Acquisition expense ratio          27.0%          10.0%         27.7%         8.8%        10.8%         16.6%          20.6%
General and administrative
  expense ratio                     2.9%           3.7%          3.4%         4.6%         5.2%          3.6%           3.5%
                               --------        -------      --------      -------      -------      --------       --------
Combined ratio                     87.5%          25.5%         98.4%        60.2%        85.1%         95.1%          80.7%
                               ========        =======      ========      =======      =======      ========       ========

                        ENDURANCE SPECIALTY HOLDINGS LTD.
                            CONSOLIDATED SEGMENT DATA
                     FOR THE SIX MONTHS ENDED JUNE 30, 2003

                            Property Per     Property      Casualty      Property      Casualty       Other
                             Risk Treaty   Catastrophe      Treaty      Individual    Individual    Specialty          Total
                             Reinsurance   Reinsurance   Reinsurance       Risk          Risk         Lines           Company
                             -----------   -----------   -----------    ----------    ----------    ---------       ----------
UNDERWRITING REVENUES
Gross premiums written and
  acquired                     $314,391      $126,472      $202,356       $37,752      $102,952      $230,848       $1,014,771
                               --------      --------      --------       -------      --------      --------       ----------
Net premiums written            314,391       127,182       200,057        36,973       102,952       230,848        1,012,403
                               --------      --------      --------       -------      --------      --------       ----------
Net premiums earned             119,291        79,500       113,701        31,828        70,366        67,433          482,119
                               --------      --------      --------       -------      --------      --------       ----------

UNDERWRITING EXPENSES
Losses and loss expenses         69,841        11,443        76,061        10,112        50,713        51,506          269,676
Acquisition expenses             31,262         9,460        30,787         3,255         7,877         9,400           92,041
General and administrative
  expenses                       11,769         5,230         7,965         2,204         6,172         9,203           42,543
                               --------      --------      --------       -------      --------      --------       ----------
Total expenses                  112,872        26,133       114,813        15,571        64,762        70,109          404,260
                               --------      --------      --------       -------      --------      --------       ----------

UNDERWRITING INCOME (LOSS)     $  6,419      $ 53,367       ($1,112)      $16,257      $  5,604       ($2,676)      $   77,859
                               ========      ========      ========       =======      ========      ========       ==========

GAAP RATIOS
Loss ratio                         58.5%         14.4%         66.9%         31.8%         72.1%         76.4%            55.9%
Acquisition expense ratio          26.2%         11.9%         27.1%         10.2%         11.2%         13.9%            19.1%
General and administrative
  expense ratio                     9.9%          6.6%          7.0%          6.9%          8.8%         13.6%             8.8%
                               --------      --------      --------       -------      --------      --------       ----------
Combined ratio                     94.6%         32.9%        101.0%         48.9%         92.1%        103.9%            83.8%
                               ========      ========      ========       =======      ========      ========       ==========

STATUTORY RATIOS
Loss ratio                         58.5%         14.4%         66.9%         31.8%         72.1%         76.4%            55.9%
Acquisition expense ratio          27.2%         10.8%         28.1%          9.5%         11.8%         16.2%            20.6%
General and administrative
  expense ratio                     3.7%          4.1%          4.0%          6.0%          6.0%          4.0%             4.2%
                               --------      --------      --------       -------      --------      --------       ----------
Combined ratio                     89.4%         29.3%         99.0%         47.3%         89.9%         96.6%            80.7%
                               ========      ========      ========       =======      ========      ========       ==========

                        ENDURANCE SPECIALTY HOLDINGS LTD.
                               HARTRE TRANSACTION

OPERATING PERFORMANCE

                                                                   Quarter Ended
                                                                   June 30, 2003
                                                                   -------------
Premiums earned                                                      $  94,404
Underwriting income                                                  $   8,540
                                                                     =========

GAAP combined ratio                                                       91.0%
Statutory combined ratio                                                  89.8%

                        ENDURANCE SPECIALTY HOLDINGS LTD.
                           CONSOLIDATED BALANCE SHEETS

                                                                         JUNE 30, 2003        DEC. 31, 2002
                                                                         -------------        -------------
ASSETS
Cash and cash equivalents                                                  $  290,983          $  256,840
Fixed maturity investments: available for sale                              2,044,726           1,406,409
Premiums receivable, net                                                      654,446             264,355
Deferred acquisition costs                                                    198,855              81,676
Prepaid reinsurance premiums                                                    3,517               7,501
Accrued investment income                                                      16,020              11,209
Intangible assets                                                              34,058              14,344
Other assets                                                                   15,267              12,260
                                                                           ----------          ----------
TOTAL ASSETS                                                               $3,257,872          $2,054,594
                                                                           ==========          ==========

LIABILITIES
Reserve for losses and loss expenses                                       $  492,739          $  200,840
Reserve for unearned premiums                                                 929,969             403,305
Reinsurance balances payable                                                   27,262              16,443
Bank debt                                                                     141,429             192,000
Net payable for investments purchased                                          95,210               6,470
Other liabilities                                                              23,461              18,036
                                                                           ----------          ----------
TOTAL LIABILITIES                                                           1,710,070             837,094
                                                                           ----------          ----------

SHAREHOLDERS' EQUITY
Common shares
  Ordinary - 63,661,185 issued and outstanding (2002 - 54,061,185)         $   63,661          $   54,061
  Class A - 938,815 issued and outstanding (2002 - 938,815)                       939                 939
Additional paid-in capital                                                  1,205,875           1,009,415
Accumulated other comprehensive income                                         62,136              50,707
Retained earnings                                                             215,191             102,378
                                                                           ----------          ----------
TOTAL SHAREHOLDERS' EQUITY                                                  1,547,802           1,217,500
                                                                           ----------          ----------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                                 $3,257,872          $2,054,594
                                                                           ==========          ==========

Book value per share                                                       $    23.91          $    22.14
Diluted book value per share (treasury stock method)                       $    22.68          $    21.73

RATIOS
Debt-to-capital                                                                   8.4%               13.6%

                        ENDURANCE SPECIALTY HOLDINGS LTD.
                            RETURN ON EQUITY ANALYSIS

                                                                    SIX MONTHS
                                                                       ENDED
                                                                   JUNE 30, 2003
                                                                   -------------

Average equity                                                      $1,382,651

Net premiums earned                                                 $  482,119
Combined ratio                                                            83.8%
Operating margin                                                          16.2%
Premium leverage                                                          0.35x
                                                                    ----------
Implied ROAE from underwriting activity                                    5.6%
                                                                    ----------

Average invested assets at amortized cost                           $1,867,170
Investment leverage                                                       1.35x
Six month to date investment income yield, pretax                        1.661%
                                                                    ----------
Implied ROAE from investment activity                                      2.2%
                                                                    ----------

                                                                    ----------
Implied Pre-tax Operating ROAE, for period                                 7.9%
                                                                    ==========

                        ENDURANCE SPECIALTY HOLDINGS LTD.
                              INVESTMENT PORTFOLIO
                               AS OF JUNE 30, 2003

Type of Investment                                 Fair Value       Percentage
                                                   ----------       ----------
Cash and equivalents and short terms               $  199,049            8.9%
U.S. government and agencies                          551,610           24.8%
Corporate securities                                  296,162           13.3%
Foreign government                                    148,061            6.7%
Municipals                                            122,957            5.5%
Asset-backed securities                               223,026           10.0%
Mortgage-backed securities                            684,800           30.8%
                                                   ----------        -------
  Total                                            $2,225,665          100.0%
                                                   ==========        =======

Ratings                                            Fair Value       Percentage
                                                   ----------       ----------
U.S. Government and government agencies            $  551,611           24.8%
AAA / Aaa                                           1,338,062           60.1%
AA / Aa                                                97,412            4.4%
A / A                                                 238,580           10.7%
BBB and below                                              --             --
                                                   ----------        -------
  Total                                            $2,225,665          100.0%
                                                   ==========        =======

Performance                                                        June 30, 2003
                                                                   -------------
Total return, annualized                                                5.91%
Duration                                                                2.85

                                                 Quarter Ended    Quarter Ended
Investment Income                                March 31, 2003   June 30, 2003
                                                 --------------   -------------
Taxable investment income                          $   14,037        $16,150
Tax-exempt investment income                              319            516
                                                   ----------        -------
  Total investment income                          $   14,356        $16,666
                                                   ==========        =======

--------------------------------------------------------------------------------
Note: Cash, cash equivalents and short terms are shown net of investments pending settlement and holdings of operating cash.

                        ENDURANCE SPECIALTY HOLDINGS LTD.
                ACTIVITY IN RESERVE FOR LOSSES AND LOSS EXPENSES

                              QUARTER             QUARTER              YEAR
                               ENDED               ENDED               ENDED
                           JUNE 30, 2003       MARCH 31, 2003      DEC. 31, 2002
                           -------------       --------------      -------------

Incurred related to:

  Current year               $ 174,578           $ 111,011           $ 204,455
  Prior years                   (9,047)             (6,866)                 --
                             ---------           ---------           ---------
Total incurred                 165,531             104,145             204,455
                             ---------           ---------           ---------

Paid related to:

  Current year                  (8,871)                 --              (4,680)
  Prior years                  (12,852)             (7,116)                 --
                             ---------           ---------           ---------
Total paid                     (21,723)             (7,116)             (4,680)
                             ---------           ---------           ---------

                        ENDURANCE SPECIALTY HOLDINGS LTD.
                 DILUTED SHARE ANALYSIS USED FOR EPS CALCULATION

                                                                            QUARTER ENDED             SIX MONTHS ENDED
                                                                               JUNE 30,                   JUNE 30,
                                                                       -----------------------    -----------------------
                                                                         2003          2002         2003          2002
                                                                       --------     ----------    --------     ----------
DILUTIVE SHARES    Quarterly average market price per share            $  27.89     $    19.76    $  25.38     $    19.56
OUTSTANDING:
AS REPORTED        Basic weighted average common shares outstanding      64,733         60,000      61,614         60,000

                   Add: weighted ave. dilutive warrants outstanding       7,243             --       7,243             --
                     Weighted average exercise price per share         $  20.00     $    20.00    $  20.00     $    20.00
                   Less: warrants bought back via treasury method        (5,194)            --      (5,708)            --

                   Add: weighted ave. dilutive options outstanding        3,416             --       3,390             --
                     Weighted average exercise price per share         $  19.99     $    20.00    $  19.97     $    20.00
                     Proceeds from unrecognized option expense         $  2,556             --    $  2,556             --
                   Less: options bought back via treasury method         (2,540)            --      (2,769)            --
                                                                       --------     ----------    --------     ----------
                   Diluted weighted average shares outstanding           67,658         60,000      63,771         60,000
                                                                       ========     ==========    ========     ==========

--------------------------------------------------------------------------------
Note: Warrants and options that are anti-dilutive are not included in the calculation of diluted shares outstanding. Restricted stock units are included in the calculation of basic and diluted weighted shares outstanding. The treasury stock method assumes that the proceeds received from the exercise of options or warrants will be used to repurchase the Company's common shares at the average market price during the period of calculation. SFAS No. 123 also requires that any unrecognized stock based compensation expense that will be recorded in future periods be included as proceeds for purposes of the treasury stock repurchases.

                        ENDURANCE SPECIALTY HOLDINGS LTD.
               EARNINGS PER SHARE INFORMATION - AS REPORTED, GAAP
                              TREASURY STOCK METHOD

                                                     QUARTER ENDED                  SIX MONTHS ENDED
                                                        JUNE 30,                        JUNE 30,
                                              ---------------------------     ---------------------------
                                                  2003            2002            2003            2002
                                              -----------     -----------     -----------     -----------
Net income                                    $    66,791     $    31,320     $   117,992     $    34,577
Add (Less) after-tax items:
  Net foreign exchange losses (gains)              (2,092)         (1,403)         (4,424)         (1,118)
  Net realized losses (gains) on investments       (3,398)           (892)         (7,399)           (892)
                                              -----------     -----------     -----------     -----------
Operating income                              $    61,301     $    29,025     $   106,169     $    32,567
                                              ===========     ===========     ===========     ===========

Weighted average common shares outstanding
Basic                                              64,733          60,000          61,614          60,000
Diluted                                            67,658          60,000          63,771          60,000

Basic per share data
Net income                                    $      1.03     $      0.52     $      1.92     $      0.58
Add (Less) after-tax items:
  Net foreign exchange losses (gains)               (0.03)          (0.02)          (0.07)          (0.02)
  Net realized losses (gains) on investments        (0.05)          (0.01)          (0.12)          (0.01)
                                              -----------     -----------     -----------     -----------
Operating income                              $      0.95     $      0.48     $      1.72     $      0.54
                                              ===========     ===========     ===========     ===========

Diluted per share data
Net income                                    $      0.99     $      0.52     $      1.85     $      0.58
Add (Less) after-tax items:
  Net foreign exchange losses (gains)               (0.03)          (0.02)          (0.07)          (0.02)
  Net realized losses (gains) on investments        (0.05)          (0.01)          (0.12)          (0.01)
                                              -----------     -----------     -----------     -----------
Operating income                              $      0.91     $      0.48     $      1.66     $      0.54
                                              ===========     ===========     ===========     ===========

                        ENDURANCE SPECIALTY HOLDINGS LTD.
                       DILUTED SHARES SENSITIVITY ANALYSIS

                                                     DILUTED SHARES OUSTANDING
---------------------------------------------------------------------------------------------------------------------------------
                                                      Market Price per Share
---------------------------------------------------------------------------------------------------------------------------------
      $ 30.00    $ 31.00    $ 32.00    $ 33.00    $ 34.00    $ 35.00    $ 36.00    $ 37.00    $ 38.00    $ 39.00    $ 40.00
---------------------------------------------------------------------------------------------------------------------------------
       68,289     68,520     68,737     68,940     69,132     69,313     69,483     69,645     69,798     69,943     70,080

                        ENDURANCE SPECIALTY HOLDINGS LTD.
                              BOOK VALUE PER SHARE

                                                                                          JUNE 30,
                                                                               -----------------------------
                                                                                   2003              2002         DEC. 31, 2002
                                                                               -----------        ----------      -------------
DILUTIVE SHARES           Price per share at period end                        $     29.85        $    19.76       $     22.14
OUTSTANDING:
AS-IF CONVERTED [a]       Basic common shares outstanding                           64,734            60,000            55,000

                          Add: dilutive warrants outstanding                         7,243                --             7,243
                            Weighted average exercise price per share          $     20.00        $    20.00       $     20.00

                          Add: dilutive options outstanding                          3,478                --             3,292
                            Weighted average exercise price per share          $     20.16        $    20.00       $     20.00

                          Book Value                                           $ 1,547,802        $1,210,939       $ 1,217,500
                          Add: proceeds from converted warrants                    144,858                --           144,858
                          Add: proceeds from converted options                      70,119                --            65,833
                                                                               -----------        ----------       -----------
                            Pro forma book value                               $ 1,762,779        $1,210,939       $ 1,428,190

                          Diluted shares outstanding                                75,455            60,000            65,535

                          ----------------------------------------------------------------------------------------------------
                          Basic book value per share                           $     23.91        $    20.18       $     22.14
                          Diluted book value per share                         $     23.36        $    20.18       $     21.79
                          ----------------------------------------------------------------------------------------------------


DILUTIVE SHARES           Price per share at period end                        $     29.85        $    19.76       $     22.14
OUTSTANDING:
TREASURY STOCK            Basic common shares outstanding                           64,734            60,000            55,000
METHOD
                          Add: dilutive warrants outstanding                         7,243                --             7,243
                            Weighted average exercise price per share          $     20.00        $    20.00       $     20.00
                          Less: warrants bought back via treasury method            (4,853)               --            (6,544)

                          Add: dilutive options outstanding                          3,478                --             3,292
                            Weighted average exercise price per share          $     20.16        $    20.00       $     20.00
                          Less: options bought back via treasury method             (2,349)               --            (2,974)
                                                                               -----------        ----------       -----------
                          Diluted shares outstanding                                68,253            60,000            56,017

                          ----------------------------------------------------------------------------------------------------
                          Basic book value per share                           $     23.91        $    20.18       $     22.14
                          Diluted book value per share                         $     22.68        $    20.18       $     21.73
                          ----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[a] The as-if converted method assumes that the proceeds received upon exercise of options and warrants will be retained by the Company and the resulting common shares from exercise will remain outstanding.